Putnam
High Yield
Advantage
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-03

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on an eventful year, we consider it important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies has drawn the economy out of the slump of early 2003 and rising profits prompted a broad rally for stocks. The bond market steadied while offering pockets of opportunity. We see indications that these trends can continue into 2004 and know that Putnam management teams will seek to position the funds to benefit from them.

We are pleased to bring you this report showing strong performance for Putnam High Yield Advantage Fund during the fiscal year ended November 30, 2003. The fund's results at net asset value were ahead of its Lipper category average but lagged its benchmark index. You will find the details on the facing page.

In pursuing the fund's objective during the period, the management team was able to take advantage of a number of favorable circumstances. As you will see in the accompanying report, these included a trend toward lower default rates, strong economic growth, improving credit quality for high-yield issuers, and significantly higher investor demand. The management team also offers its views of prospects for the fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 21, 2004



Report from Fund Management

Fund highlights

* During the fiscal year ended November 30, 2003, Putnam High Yield Advantage Fund's class A shares had total returns of 24.65% at net asset value (NAV) and 18.68% at public offering price (POP).

* Because the fund was overweighted in higher-yielding, lower-rated bonds, which were among the best-performing part of the market, it outperformed (at NAV) the average return of 22.49% for the Lipper High Current Yield Funds category.

* The fund underperformed the 25.80% return of its benchmark, the JP Morgan Global High Yield Index, due in part to an underweight in the utilities sector.

* In October 2003, the fund's dividend was reduced to $0.037 per share. Please see page 5 for details.

* See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The past 12 months has been a period of very strong returns for high-yield bonds and, consequently, for your fund. This investment sector has benefited from a number of positive events. Default rates have continued to decline; credit quality has improved as companies have retired or refinanced debt; and investor demand for high-yield bonds has been strong, accompanied by robust supply. Moreover, short-term interest rates have been at historically low levels, creating a greater incentive for investors to seek higher yields. In this environment, your fund's management team has sought opportunities in lower-rated, higher-yielding issues, while maintaining diversification in the portfolio across a large number of holdings and sectors. The success of this strategy is reflected in the fund's outperformance of its Lipper category average (based on results at NAV).

FUND PROFILE

Putnam High Yield Advantage Fund seeks high current income and, as a secondary objective, capital growth, by investing in a diversified portfolio of high-yield bonds that includes a broad range of industries and issuers. The fund is designed for investors who seek high income and are willing to accept the added risks of investing in below-investment-grade bonds.


Market overview

The fund's fiscal year began shortly after a seminal change occurred in the global fixed-income markets in mid October 2002. Hints of economic recovery and a more favorable outlook for both default rates and the stock market marked the turning point for high-yield bond performance. As a result of ideal conditions for the sector during the 12-month period, high-yield bonds outperformed all other fixed-income sectors -- as well as some equity sectors -- by a significant margin.

Although the Iraq war brought renewed uncertainty to the markets in early 2003, this risk aversion was short-lived. Beginning in March and lasting through the end of the period, the stock market rallied, bringing an end to the three-year bear market. Rising stock prices have enabled more companies to access the capital markets, providing capital to retire or refinance debt and helping bolster cash flows. Finally, the strengthening economy has led to an increase in profits and higher cash flows. All of these factors have helped corporate default rates to continue their decline.

During the summer months, a sharp sell-off in Treasury bonds roiled the fixed-income markets, causing yields to rise -- and prices to fall -- abruptly. High-yield bonds, which are less sensitive to interest-rate changes, were less affected. In the fall, when the Treasury markets calmed down, the high-yield sector continued to benefit from the stronger economy and higher stock prices.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 11/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       25.80%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.18%
-------------------------------------------------------------------------------
Lehman GNMA Index (Government National Mortgage Association
bonds)                                                                  2.91%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          6.66%
-------------------------------------------------------------------------------

Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.09%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             36.29%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 24.22%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 11/30/03.
-------------------------------------------------------------------------------

Strategy overview

Our strategy for the fund during the past 12 months was to selectively seek opportunities in lower-quality bonds that offered higher yields and the potential for an improvement in credit quality. Our primary rationale was that, in an environment of economic recovery and declining corporate default rates, we believed these securities offered the greatest total return potential within the high-yield universe. As the economy and stock market improved during the period, investor appetite for risk generally increased. As a result, many high-yield bonds -- especially those with lower ratings and higher yields -- have appreciated significantly. Our focus on these lower-rated issues, therefore, was beneficial for performance during the fiscal year.

To implement this strategy, we have generally underweighted BB-rated bonds and have overweighted those with CCC ratings. We have sought bonds issued by companies with adequate liquidity and a strong ability to meet their obligations. Bonds with CCC ratings have been among the best-performing bonds in the high-yield market during the past 12 months.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                       as of 5/31/03      as of 11/30/03

Consumer cyclicals         22.0%              22.2%

Consumer staples           13.2%              11.9%

Communication
services                   10.3%               8.6%

Utilities and power         7.0%               8.5%

Capital goods               8.6%               8.2%

Footnote reads:
This chart shows how the fund's top sector weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Sectors and holdings will vary over time.


How fund holdings and sector allocations affected performance

One of the strongest sectors in the high-yield market has been the wireless industry, which has been growing at a rapid rate for several years. Among the strongest-performing holdings within this sector have been bonds issued by Dobson Communications Corp., a wireless provider for the suburban and rural markets that benefited from strong business growth during the year. Nextel, a large wireless telecommunications firm, has performed well for the fund over several years, although we have pared this holding back as bond prices have moved up. Nextel has a significant telecommunications network in the United States and was the first company to offer a successful nationwide walkie-talkie feature.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Sealy Mattress Co. 144A
   Senior notes, zero %, 2008
   Household furniture and appliances

 2 PSF Group Holdings, Inc. 144A
   Class A*
   Common stock
   Food

 3 Qwest Services Corp. 144A
   Notes, 13.5%, 2010
   Communications services

 4 Qwest Corp. 144A
   Notes, 8.875%, 2012
   Communications services

 5 Federal National Mortgage Assn.
   Notes, 1.4%, 2004
   Financial

 6 Host Marriott LP
   Senior notes, series E, 8.375%, 2006
   Lodging/tourism

 7 Dynegy Holdings, Inc. 144A
   Secured notes, 10.125%, 2013
   Utilities and power

 8 Hercules, Inc.
   Company guaranty, 11.125%, 2007
   Basic materials

 9 Equistar Chemicals LP/Equistar Funding Corp.
   Company guaranty, 10.125%, 2008
   Basic materials

10 Premier Parks, Inc.
   Senior notes, 10.0%, 2007
   Entertainment

Footnotes read:
These holdings represent 6.8% of the fund's net assets as of 11/30/03. The fund's holdings will change over time.

*Holding acquired through corporate restructuring.


The telecommunications sector also performed well during the period, reversing several difficult years of contraction that followed the torrential growth of the late 1990s. In this sector, the fund benefited from the significant appreciation of bonds issued by Qwest Communications, Inc., a Regional Bell Operating Company (RBOC) and major provider of local, long distance, Internet, and wireless services.

The cable television industry has also outperformed this year, and the fund benefited from owning several strong-performing issues. Companies in this industry have seen steady cash flows from their cable businesses, as well as growth in demand for high-speed Internet services. Consequently, there has been greater interest among investors for both their stock and high-yield bond offerings. In this industry, the fund's strongest-performing issuer was Charter Communications, Inc., which operates cable systems in 40 states for nearly 12 million homes. The company also provides high-speed Internet access through a network of coaxial and fiber-optic cable. In broadcasting, another outperforming sector, the fund held Granite Broadcasting, which owns and operates a number of network-affiliated television stations.

The fund was underweighted in the utilities and information technology sectors, both of which performed well. This positioning detracted from the fund's performance relative to its benchmark index during the fiscal year. The fund's performance was also negatively affected by Fleming Companies, which was the largest grocery store supplier in the country a few years ago. The firm was hurt last April by allegations of financial mismanagement.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

As a result of continued declines in bond yields available to investors in the high-yield market over the past several years, the fund reduced the dividend rate during the fiscal year. In October 2003, the dividend was reduced from $0.043 per share to $0.037 per share.


The fund's management team

The fund is managed by the Putnam Core Fixed-Income High-Yield Team. The members of this team are Stephen Peacher (Portfolio Leader), Norman Boucher (Portfolio Member), Paul Scanlon (Portfolio Member), Rosemary Thomsen (Portfolio Member), Jeffrey Kaufmann, Geoffrey Kelley, Neil Reiner, and Joseph Towell.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The past 12 months has been a period of significantly higher-than-normal returns for high-yield bonds, and investors should be cautioned that such returns are unlikely to be repeated in the coming fiscal year. Nevertheless, we believe the near term should still be positive for the high-yield sector, and that solid returns are achievable. Such returns, we believe, would be driven by continued declines in default rates, improvements in corporate earnings and cash flow that would benefit credit quality, and low short-term interest rates. Continued low interest rates, combined with a steep yield curve -- meaning that longer-term rates would be significantly higher -- could continue to drive demand for high-yield bonds, as has been the case so far in 2003.

There are potential headwinds in 2004 that could cause volatility in the bond market. Interest rates may begin to rise, and continued appreciation in stock prices is by no means a certainty. We plan to maintain diversity in the portfolio across a large number of holdings and sectors to mitigate the effects of potential market volatility.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. The fund is closed to new investors.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended November 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.



-----------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/03
-----------------------------------------------------------------------------------------
                                 Class A               Class B               Class M
(inception dates)               (3/25/86)             (5/16/94)             (12/1/94)
-----------------------------------------------------------------------------------------
                             NAV        POP        NAV       CDSC        NAV        POP
-----------------------------------------------------------------------------------------
1 year                      24.65%     18.68%     23.56%     18.56%     24.32%     20.37%
-----------------------------------------------------------------------------------------
5 years                     21.18      15.38      16.09      14.70      20.17      16.26
Annual average               3.92       2.90       3.03       2.78       3.74       3.06
-----------------------------------------------------------------------------------------
10 years                    59.76      52.16      46.26      46.26      56.39      51.31
Annual average               4.80       4.29       3.88       3.88       4.57       4.23
-----------------------------------------------------------------------------------------
Annual average
(life of fund)               7.63       7.33       6.68       6.68       7.32       7.12
-----------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter.
Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes.



------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/03
------------------------------------------------------------------------------
                                                            Lipper
                                             JP Morgan      High Current
                           CSFB              Global         Yield Funds
                           High Yield        High Yield     category
                           Index             Index*         average++
------------------------------------------------------------------------------
1 year                     26.57%            25.80%         22.49%
------------------------------------------------------------------------------
5 years                    33.21             29.90          17.17
Annual average              5.90              5.37           3.03
------------------------------------------------------------------------------
10 years                  100.14                --+         63.82
Annual average              7.19                --           4.93
------------------------------------------------------------------------------
Annual average
(life of fund)              9.24                --           7.14
------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Putnam Management has recently undertaken a review of the fund's benchmark.This index replaces the CSFB High Yield Index as a performance benchmark for this fund because, in Putnam management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.

 + This index began operations on 12/31/93.

++ Over the 1-, 5-, and 10-year periods ended 11/30/03, there were 394,
   247, and 69 funds, respectively, in this Lipper category.



[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 11/30/93 to 11/30/03

                                                     Credit Suisse First
         Fund's class A       JP Morgan Global          Boston (CSFB)
Date      shares at POP       High Yield Index*     High Yield Bond Index


11/30/93      9,525                10,000                  10,000
11/30/94      9,197                 9,782                   9,922
11/30/95     10,743                11,577                  11,623
11/30/96     11,966                13,155                  12,979
11/30/97     13,557                14,808                  14,769
11/30/98     12,556                15,149                  15,024
11/30/99     12,920                15,445                  15,296
11/30/00     11,796                14,434                  14,385
11/30/01     12,322                15,513                  15,515
11/30/02     12,207                15,643                  15,813
11/30/03    $15,216               $19,679                 $20,014

Footnotes read:
  Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $14,626 and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $15,639 ($15,131 at public offering price). See first page of performance section for performance calculation method.

* The inception date for this index was 12/31/93. The chart assumes an investment in the JP Morgan Global High Yield Index on 12/31/93 in an amount equal to the value as of such date of a $10,000 investment in the Credit Suisse First Boston (CSFB) High Yield Bond Index made on 11/30/93.


-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/03
-------------------------------------------------------------------------------
                                     Class A       Class B         Class M
-------------------------------------------------------------------------------
Distributions (number)                  12            12             12
-------------------------------------------------------------------------------
Income                                $0.504        $0.463          $0.492
-------------------------------------------------------------------------------
Capital gains                           --             --             --
-------------------------------------------------------------------------------
Total                                 $0.504        $0.463          $0.492
-------------------------------------------------------------------------------
Share value:                      NAV       POP       NAV       NAV       POP
-------------------------------------------------------------------------------
11/30/02                         $5.17     $5.43     $5.12     $5.18     $5.35
-------------------------------------------------------------------------------
11/30/03                          5.88      6.17      5.81      5.89      6.09
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current dividend rate 1          7.55%     7.20%     6.82%     7.33%     7.09%
-------------------------------------------------------------------------------
Current 30-day SEC yield 2       6.77      6.45      6.01      6.45      6.30
-------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



---------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------
                             Class A               Class B               Class M
(inception dates)           (3/25/86)             (5/16/94)             (12/1/94)
---------------------------------------------------------------------------------------
                         NAV        POP        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------
1 year                 27.20%     21.08%     25.90%     20.90%     26.86%     22.82%
---------------------------------------------------------------------------------------
5 years                25.62      19.62      20.34      18.88      24.57      20.59
Annual average          4.67       3.65       3.77       3.52       4.49       3.81
---------------------------------------------------------------------------------------
10 years               60.57      52.88      46.84      46.84      57.30      52.25
Annual average          4.85       4.34       3.92       3.92       4.63       4.29
---------------------------------------------------------------------------------------
Annual average
(life of fund)          7.74       7.45       6.79       6.79       7.44       7.23
---------------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund, including the fund's portfolio, as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
January 2, 2004


The fund's portfolio
November 30, 2003

Corporate bonds and notes (87.5%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------
      $366,986 Adams Outdoor Advertising bank term
               loan FRN Ser. B, 4.42s,
               2008 (acquired 4/2/03, cost
               $366,069) (RES)                                         $368,210
     1,715,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                           1,830,763
                                                                 --------------
                                                                      2,198,973

Automotive (2.7%)
-------------------------------------------------------------------------------
     1,145,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                   1,250,913
     3,880,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                 3,501,700
       675,000 Dana Corp. notes 10 1/8s, 2010                           772,875
     4,875,000 Dana Corp. notes 9s, 2011                              5,557,500
       820,000 Dana Corp. notes 7s, 2029                                750,300
       750,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                               723,750
     1,265,000 Delco Remy International, Inc.
               company guaranty 10 5/8s, 2006                         1,255,513
     2,470,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                              2,290,925
       760,000 Dura Operating Corp. 144A sr. notes
               8 5/8s, 2012                                             773,300
     2,700,000 Federal Mogul Corp. bank term loan
               FRN 3.66s, 2005 (acquired 10/29/03,
               cost $2,220,750) (RES)                                 2,359,125
     1,165,000 Federal Mogul Corp. bank term loan
               FRN 3.41s, 2004 (acquired 10/29/03,
               cost $958,213) (RES)                                   1,006,269
       276,806 Hayes Lemmerz International, Inc.
               bank term loan FRN 4.95s,
               2009 (acquired 6/3/03, cost
               $274,038) (RES)                                          279,401
     1,675,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                            1,947,188
EUR    450,000 Lear Corp. sr. notes 8 1/8s, 2008                        604,094
    $2,790,000 Lear Corp. Structured Notes 8.46s,
               2006 (issued by STEERS  Credit
               Linked Trust 2001)                                     3,041,100
     1,620,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                   1,644,300
     2,525,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                   2,424,000
       760,000 Tenneco Automotive, Inc. company
               guaranty Ser. B, 11 5/8s, 2009                           801,800
     5,020,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                  5,697,700
       300,000 TRW Automotive bank term loan FRN
               Ser. C-1, 4.13s, 2011 (acquired
               7/21/03, cost $300,000) (RES)                            302,500
                                                                 --------------
                                                                     36,984,253

Basic Materials (8.1%)
-------------------------------------------------------------------------------
     1,560,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                               1,739,400
       590,000 Acetex Corp. 144A sr. notes 10 7/8s,
               2009 (Canada)                                            654,900
       190,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                             132,050
     1,680,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                           1,134,000
     1,570,000 Appleton Papers, Inc. company
               guaranty Ser. B, 12 1/2s, 2008                         1,770,175
     2,730,000 Armco, Inc. sr. notes 8 7/8s, 2008                     1,870,050
     1,170,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                               994,500
     2,440,000 Better Minerals & Aggregates Co.
               company guaranty 13s, 2009                             1,500,600
       450,000 Buckeye Technologies, Inc. bank term
               loan FRN 3.66s, 2010 (acquired
               11/20/03 and 11/21/03, cost $452,250)
               (RES)                                                    453,375
     2,075,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                     2,303,250
     4,778,320 Doe Run Resources Corp. company
               guaranty Ser. A1, 11 3/4s,
               2008 (acquired various dates from
               11/29/02 to 11/26/03, cost
               $2,797,327) (RES) (PIK)                                1,767,979
       750,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                     753,750
     6,685,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s, 2008                                          7,086,100
       485,000 Equistar Chemicals LP/Equistar
               Funding Corp. 144A sr. notes
               10 5/8s, 2011                                            514,100
       610,000 Georgia-Pacific Corp. company
               guaranty 8 7/8s, 2010                                    690,825
     1,480,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                   1,528,100
         2,000 Georgia-Pacific Corp. sr. notes
               7 3/8s, 2008                                               2,125
     2,160,000 Gerdau Ameristeel Corp/Gusap
               Partners 144A sr. notes  10 3/8s,
               2011 (Canada)                                          2,289,600
       300,000 Graphics Packaging bank term loan
               FRN Ser. B, 3.894s,  2010 (acquired
               8/6/03, cost $300,000) (RES)                             303,075
     6,460,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                          7,719,700
     2,225,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                              2,425,250
     2,221,233 Huntsman Corp. bank term loan FRN
               Ser. A, 5.957s, 2007 (acquired
               various dates from 3/6/02 to
               9/24/03, cost $1,937,001) (RES)                        2,031,502
     1,470,159 Huntsman Corp. bank term loan FRN
               Ser. B, 8.938s, 2007 (acquired
               various dates from 3/1/02 to
               9/24/03, cost $1,230,007) (RES)                        1,344,582
     3,245,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                 3,220,663
     5,590,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                     2,445,625
EUR  1,585,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                         1,766,796
    $3,255,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                  3,613,050
     4,020,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003 (In
               default) (NON)                                           623,100
     1,620,000 Louisiana-Pacific Corp. sr. notes
               8 7/8s, 2010                                           1,911,600
     2,000,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                  2,030,000
       510,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                    516,375
     4,240,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                           4,367,200
       760,000 Lyondell Chemical Co. sec. notes
               Ser. B, 9 7/8s, 2007                                     782,800
EUR    265,000 MDP Acquisitions PLC sr. notes
               10 1/8s, 2012 (Ireland)                                  353,203
    $2,780,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                 3,085,800
     1,291,773 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                          1,485,539
     1,055,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                     1,131,488
     2,305,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                  2,472,113
       990,000 Millennium America, Inc. company
               guaranty 7 5/8s, 2026                                    876,150
       275,000 Nalco Co. bank term loan FRN 3.63s,
               2010 (acquired 11/6/03, cost
               $275,000) (RES)                                          276,856
     1,180,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                   1,227,200
EUR    290,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                     354,546
EUR    290,000 Nalco Co. 144A sr. sub. notes 9s,
               2013                                                     354,546
    $3,250,000 Nalco Co. 144A sr. sub. notes
               8 7/8s, 2013                                           3,380,000
     1,986,225 Noveon International bonds 13s, 2011                   2,085,536
     1,790,000 Noveon International company
               guaranty Ser. B, 11s, 2011                             1,986,900
     1,245,000 OM Group, Inc. company guaranty
               9 1/4s, 2011                                           1,260,563
       476,488 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                       434,795
     1,746,842 Pioneer Cos., Inc. sec. FRN 4.64s,
               2006                                                   1,589,626
     2,190,000 Potlatch Corp. company guaranty 10s,
               2011                                                   2,430,900
       885,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                   876,150
     1,000,000 Rhodia SA 144A sr. notes 9s, 2009
               (France)                                               1,015,515
       915,000 Rhodia SA 144A sr. sub. notes
               8 7/8s, 2011 (France)                                    818,925
       310,000 Rhodia SA 144A sr. notes 7 5/8s,
               2010 (France)                                            291,400
       665,000 Royster-Clark, Inc. 1st mtge.
               10 1/4s, 2009                                            555,275
     1,000,000 Salt Holdings Corp. 144A sr. disc.
               notes stepped-coupon zero %  (12s,
               6/1/06), 2013 (STP)                                      650,000
     3,060,000 Salt Holdings Corp. 144A sr. notes
               stepped-coupon zero %  (12 3/4s,
               12/15/07), 2012 (STP)                                  2,295,000
       655,000 Solutia, Inc. company guaranty
               11 1/4s, 2009                                            586,225
     1,470,000 Solutia, Inc. debs. 6.72s, 2037                        1,131,900
       590,000 Smurfit-Stone Container Corp.
               company guaranty 8 1/4s, 2012                            632,038
     2,040,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                  2,228,700
       603,999 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                          564,739
       300,000 St. Mary's Cement Corp. bank term
               loan FRN 3.66s, 2009 (acquired
               11/26/03, cost $300,000) (RES)                           300,000
     3,810,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                           4,090,988
       170,000 Texas Petrochemical Corp. sr. sub.
               notes 11 1/8s, 2006 (In default)
               (NON)                                                     57,800
       920,000 Texas Petrochemical Corp. sr. sub.
               notes Ser. B, 11 1/8s, 2006 (In
               default) (NON)                                           312,800
     3,010,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                          3,326,050
     1,770,000 United States Steel, LLC sr. notes
               10 3/4s, 2008                                          1,969,125
     2,240,000 WCI Steel, Inc. sr. notes Ser. B,
               10s, 2004 (In default) (NON)                             627,200
       187,000 Weirton Steel Corp. sr. notes 10s,
               2008 (In default) (NON)                                   34,595
     2,390,000 Wheeling-Pittsburgh Steel Corp. sr.
               notes 9 1/4s, 2007 (In default)
               (NON)                                                          2
       136,940 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                            54,776
       273,881 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                           136,941
     2,040,000 WHX Corp. sr. notes 10 1/2s, 2005                      1,734,000
                                                                 --------------
                                                                    111,362,102

Beverage (0.2%)
-------------------------------------------------------------------------------
       173,440 Constellation Brands, Inc. bank term
               loan FRN 3 1/8s, 2008 (acquired
               11/3/03, cost $173,440) (RES)                            174,632
       570,000 Constellation Brands, Inc. company
               guaranty 8 1/2s, 2009                                    598,500
     1,640,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                              1,812,200
       145,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                               158,775
                                                                 --------------
                                                                      2,744,107

Broadcasting (2.8%)
-------------------------------------------------------------------------------
       280,000 DirecTV bank term loan FRN Ser. B,
               3.928s, 2010 (acquired various
               dates from 3/4/03 to 8/5/03, cost
               $280,000) (RES)                                          281,155
     3,765,000 DirecTV Holdings, LLC sr. notes
               8 3/8s, 2013                                           4,259,156
    12,449,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                    995,920
     1,760,000 Echostar DBS Corp. sr. notes
               10 3/8s, 2007                                          1,931,600
     3,655,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                   4,084,463
     6,655,000 Echostar DBS Corp. 144A sr. notes
               6 3/8s, 2011                                           6,655,000
       250,000 Echostar DBS Corp. 144A sr. notes
               FRN 4.41s, 2008                                          258,125
       280,000 Emmis Communications Corp. bank term
               loan FRN Ser. C,  3.38s, 2009
               (acquired 6/20/02, cost $280,000)
               (RES)                                                    282,761
       720,000 Granite Broadcasting Corp. sr. sub.
               notes 10 3/8s, 2005                                      712,800
     2,667,000 Granite Broadcasting Corp. sr. sub.
               notes 9 3/8s, 2005                                     2,640,330
     2,720,000 Granite Broadcasting Corp. sr. sub.
               notes 8 7/8s, 2008                                     2,584,000
       182,584 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                               180,758
       150,000 Pegasus Communications Corp. sr.
               notes Ser. B, 9 3/4s, 2006                               129,000
     1,615,000 Pegasus Satellite sr. notes 12 3/8s,
               2006                                                   1,405,050
     9,068,539 Quorum Broadcast Holdings, LLC notes
               stepped-coupon zero %  (15s, 5/15/06),
               2009 (STP)                                             6,871,232
     1,657,000 RCN Corp. sr. disc. notes Ser. B,
               zero %, 2008                                             795,360
     4,082,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                     4,296,305
       510,000 Young Broadcasting, Inc. company
               guaranty Ser. B, 8 3/4s, 2007                            510,000
                                                                 --------------
                                                                     38,873,015

Building Materials (0.7%)
-------------------------------------------------------------------------------
       995,000 Atrium Cos., Inc. company guaranty
               Ser. B, 10 1/2s, 2009                                  1,055,944
     1,450,000 Building Materials Corp. company
               guaranty 8s, 2008                                      1,421,000
     2,351,000 Dayton Superior Corp. 144A sec.
               notes 10 3/4s, 2008                                    2,400,959
     3,040,000 Nortek Holdings, Inc. 144A sr. notes
               stepped-coupon  zero % (10s,
               11/15/07), 2011 (STP)                                  2,128,000
       240,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                             261,300
       475,000 Nortek, Inc. 144A sr. notes Ser. B,
               9 1/8s, 2007                                             489,250
     1,470,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                           576,975
     2,620,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                         1,028,350
                                                                 --------------
                                                                      9,361,778

Cable Television (2.6%)
-------------------------------------------------------------------------------
        40,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                     33,200
       200,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                    166,000
     3,027,000 Adelphia Communications Corp. sr.
               notes 7 7/8s, 2009 (In default)
               (NON)                                                  2,482,140
     1,119,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                           928,770
       451,000 Adelphia Communications Corp. sr.
               notes Ser. B, 7 3/4s, 2009 (In
               default) (NON)                                           376,585
       234,062 Australis Media, Ltd. sr. disc.
               notes 15 3/4s, 2003 (Australia) (In
               default) (NON) (DEF)                                           1
     2,290,000 Century Cable Holdings bank term
               loan FRN 6s, 2009 (acquired various
               dates from 5/20/02 to 6/5/02, cost
               $2,017,175) (RES)                                      2,097,498
     1,460,516 Charter Communications Holdings, LLC
               bank term loan FRN  Ser. B, 3.92s,
               2008 (acquired 3/16/99, cost
               $1,460,516) (RES)                                      1,408,120
       285,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                     151,050
     1,565,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               1/15/05), 2010 (STP)                                   1,150,275
     8,009,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                          6,847,695
     4,921,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                          4,207,455
     5,415,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 10s,
               2011                                                   4,332,000
     1,950,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 9 5/8s,
               2009                                                   1,574,625
       880,000 CSC Holdings, Inc. sr. notes 7 7/8s,
               2007                                                     902,000
     1,520,000 Mediacom LLC/Mediacom Capital Corp.
               sr. notes 9 1/2s, 2013                                 1,508,600
     1,670,000 Olympus Cable bank term loan FRN
               Ser. B, 6s, 2010 (acquired  various
               dates from 5/20/02 to 11/6/02, cost
               $1,451,825) (RES)                                      1,581,490
       965,000 ONO Finance PLC sr. notes 14s, 2011
               (United Kingdom)                                         926,400
       410,000 ONO Finance PLC sr. notes 13s, 2009
               (United Kingdom)                                         393,600
EUR    610,000 ONO Finance PLC sr. notes Ser. REGS,
               14s, 2011 (United Kingdom)                               672,654
    $6,120,000 TeleWest Communications PLC debs.
               11s, 2007 (United Kingdom) (In
               default) (NON)                                         3,564,900
       180,000 TeleWest Communications PLC debs.
               9 5/8s, 2006 (United Kingdom) (In
               default) (NON)                                           103,050
       965,000 TeleWest Communications PLC sr.
               notes Ser. S, 9 7/8s, 2010 (United
               Kingdom) (In default) (NON)                              550,050
       385,000 TeleWest Communications PLC 144A sr.
               notes 11 1/4s, 2008 (United Kingdom)
               (In default) (NON)                                       224,263
                                                                 --------------
                                                                     36,182,421

Capital Goods (8.2%)
-------------------------------------------------------------------------------
     1,030,000 Advanced Glassfiber Yarns bank term
               loan FRN Ser. A, 6 1/2s,
               2004 (acquired 9/12/02, cost
               $721,000) (RES)                                          618,000
       940,000 Advanced Glassfiber Yarns sr. sub.
               notes 9 7/8s, 2009 (In default)
               (NON)                                                     42,300
     3,367,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                           3,358,583
     3,109,209 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                          93,276
       234,884 Allied Waste Industries, Inc. bank
               term loan FRN 4.402s, 2010 (acquired
               4/25/03, cost $234,884) (RES)                            235,902
        39,643 Allied Waste Industries, Inc. bank
               term loan FRN Ser. C, 4.56s,
               2010 (acquired 4/25/03, cost
               $39,643) (RES)                                            39,883
     5,555,000 Allied Waste North America, Inc.
               company guaranty  Ser. B, 9 1/4s,
               2012                                                   6,193,778
     1,660,000 Allied Waste North America, Inc.
               company guaranty  Ser. B, 8 1/2s,
               2008                                                   1,817,700
       160,000 Allied Waste North America, Inc.
               company guaranty  Ser. B, 7 5/8s,
               2006                                                     167,200
     2,170,000 Allied Waste North America, Inc.
               144A sec. notes 6 1/2s, 2010                           2,180,850
       399,000 Amsted Industries bank term loan FRN
               5.129s, 2010 (acquired 8/12/03,
               cost $397,005) (RES)                                     400,663
     6,240,000 Argo-Tech Corp. company guaranty
               8 5/8s, 2007                                           6,146,400
       550,000 Argo-Tech Corp. company guaranty
               Ser. D, 8 5/8s, 2007                                     541,750
     1,362,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                   1,242,825
     3,740,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                       3,403,400
     3,344,000 Blount, Inc. company guaranty 13s,
               2009                                                   3,394,160
     3,569,000 Blount, Inc. company guaranty 7s,
               2005                                                   3,582,384
     4,780,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                       4,445,400
     1,090,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                     1,076,375
EUR  2,230,000 BSN Financing Co. SA company
               guaranty Ser. EUR, 10 1/4s, 2009
               (Luxembourg)                                           2,833,251
EUR    385,000 BSN Glasspack 144A sec. notes
               9 1/4s, 2009 (France)                                    491,456
    $1,915,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                          2,211,825
     5,370,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                               6,014,400
     5,000,000 Decrane Aircraft Holdings Co.
               company guaranty Ser. B, 12s, 2008                     2,500,000
       299,250 EaglePicher bank term loan FRN
               4.64s, 2009 (acquired 8/6/03, cost
               $301,000) (RES)                                          301,993
     1,330,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                           1,449,700
     2,050,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                               2,378,000
       351,766 Flowserve Corp. bank term loan FRN
               Ser. C, 3.927s, 2009 (acquired
               4/30/02, cost $351,766) (RES)                            353,902
     1,741,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                          2,019,560
       380,000 Fonda Group, Inc. sr. sub. notes
               Ser. B, 9 1/2s, 2007                                     330,600
       150,000 Goodman Manufacturing bank term loan
               FRN 3.16s, 2009 (acquired 11/20/03,
               cost $150,000) (RES)                                     151,500
    16,462,890 Grove Investors, LLC notes 14 1/2s,
               2010 (In default) (NON) (PIK)                            164,629
       460,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                     479,550
     7,160,000 Insilco Holding Co. sr. disc. notes
               zero %, 2008 (In default) (NON)                           34,010
EUR  1,025,000 Invensys, PLC sr. unsub. notes
               5 1/2s, 2005 (United Kingdom)                          1,201,537
    $1,185,000 Jordan Industries, Inc. sr. notes
               Ser. D, 10 3/8s, 2007                                    533,250
     2,055,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                   2,281,050
       486,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                     503,010
     1,260,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                  1,250,550
       271,950 Laidlaw International, Inc. bank
               term loan FRN 7s, 2009 (acquired
               6/18/03, cost $266,511) (RES)                            273,650
     4,195,000 Laidlaw International, Inc. 144A sr.
               notes 10 3/4s, 2011                                    4,614,500
     3,050,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                               3,194,875
       290,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   327,700
EUR    705,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                   917,262
      $865,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                             884,463
     1,315,000 Motors and Gears, Inc. sr. notes
               Ser. D, 10 3/4s, 2006                                  1,104,600
     2,407,333 Oslo Seismic Services, Inc. 1st
               mtge. 8.28s, 2011                                      2,464,507
       415,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                    446,125
     2,725,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                  2,854,438
     1,970,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                  2,068,500
     2,775,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                           3,031,688
       315,000 Pliant Corp. company guaranty 13s,
               2010                                                     286,650
     1,980,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                   2,059,200
     2,420,000 Roller Bearing Company of America
               company guaranty  Ser. B, 9 5/8s,
               2007                                                   2,250,600
       820,000 Sequa Corp. sr. notes 9s, 2009                           899,950
     1,385,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                           1,506,188
       780,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    742,950
     1,530,000 Sweetheart Cup Co. company guaranty
               12s, 2004                                              1,507,050
     4,970,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                  5,268,200
     1,410,000 Tekni-Plex, Inc. 144A sr. sec. notes
               8 3/4s, 2013                                           1,413,525
     3,155,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                          3,533,600
     2,250,000 Titan Corp. (The) 144A sr. sub.
               notes 8s, 2011                                         2,576,250
       100,000 Transdigm, Inc. bank term loan FRN
               4.11s, 2010 (acquired 7/21/03, cost
               $100,000) (RES)                                          101,031
       795,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                             818,850
                                                                 --------------
                                                                    111,610,954

Commercial and Consumer Services (0.7%)
-------------------------------------------------------------------------------
EUR  1,250,000 CB Bus AB sr. sub. notes 11s, 2010
               (Sweden)                                               1,213,583
    $4,415,000 Coinmach Corp. sr. notes 9s, 2010                      4,801,313
        98,477 Corrections Corporation of America
               bank term loan FRN  3.918s, 2008
               (acquired 8/5/03, cost $98,477)
               (RES)                                                     99,462
     4,683,147 Derby Cycle Corp. (The) sr. notes
               10s, 2008 (In default) (NON)                             257,573
EUR  2,414,547 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                           81,384
      $200,000 IESI Corp. bank term loan FRN
               4 5/8s, 2010 (acquired 10/20/03
               and 10/21/03, cost $201,083) (RES)                       201,875
     2,620,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                   2,842,700
                                                                 --------------
                                                                      9,497,890

Communication Services (8.6%)
-------------------------------------------------------------------------------
     4,880,000 ACC Escrow Corp. 144A sr. notes 10s,
               2011                                                   5,343,600
     2,665,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                     2,771,600
         2,037 Alamosa Delaware, Inc. company
               guaranty stepped-coupon  zero %
               (12s, 7/31/06), 2009 (STP)                                 1,721
       785,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009 (In default)
               (NON)                                                    745,750
     1,305,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                           1,370,250
     1,505,000 American Tower, Inc. Structured
               Notes 12.58s, 2005 (issued by
               STEERS Credit Linked Trust 2001)                       1,550,150
     2,965,000 American Towers, Inc. 144A sr. sub.
               notes 7 1/4s, 2011                                     2,979,825
     2,330,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                    343,675
       800,000 Cellular Operating Co., LLC sr. sub.
               notes 10 3/4s, 2008                                      820,000
     6,160,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                         6,498,800
     1,135,000 Cincinnati Bell, Inc. notes 7 1/4s,
               2023                                                   1,100,950
     4,110,000 Cincinnati Bell, Inc. 144A company
               guaranty 7 1/4s, 2013                                  4,274,400
     1,740,000 Cincinnati Bell, Inc. 144A sr. sub.
               notes 8 3/8s, 2014                                     1,827,000
     2,792,150 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                           6,980
       200,000 Crown Castle International Corp.
               bank term loan FRN 4.65s,
               2010 (acquired 10/3/03, cost
               $200,000) (RES)                                          201,900
     3,255,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                     3,580,500
       705,000 Crown Castle International Corp. sr.
               notes 9s, 2011                                           743,775
       200,000 Dobson Communications Corp. bank
               term loan FRN 4.416s, 2010
               (acquired 10/20/03, cost $200,000)
               (RES)                                                    202,321
     5,175,000 Dobson Communications Corp. 144A sr.
               notes 8 7/8s, 2013                                     5,207,344
     1,485,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                               1,611,225
     7,840,000 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008 (In
               default) (NON)                                               784
       757,861 Globix Corp. company guaranty 11s,
               2008 (PIK)                                               651,760
       550,000 Horizon PCS, Inc. company guaranty
               13 3/4s, 2011 (In default) (NON)                         123,750
     4,430,000 iPCS, Inc. sr. disc. notes
               stepped-coupon zero % (14s,
               7/15/05), 2010 (In default) (NON)
               (STP)                                                    487,300
     2,282,000 IWO Holdings, Inc. company guaranty
               14s, 2011                                                365,120
       325,000 Level 3 Communications, Inc. sr.
               notes 9 1/8s, 2008                                       293,313
     5,785,000 Level 3 Financing Inc. 144A sr.
               notes 10 3/4s, 2011                                    6,045,325
     2,855,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                    3,133,363
     1,020,000 Metromedia Fiber Network, Inc. sr.
               notes 10s, 2009 (In default) (NON)                        65,025
     3,830,000 Metromedia Fiber Network, Inc. sr.
               notes Ser. B, 10s, 2008 (In default)
               (NON)                                                    244,163
     3,010,000 Millicom International Cellular SA
               144A sr. notes 11s,
               2006 (Luxembourg)                                      3,085,250
     3,530,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                     4,010,963
       130,000 Nextel Communications, Inc. sr.
               notes 9 3/8s, 2009                                       142,025
     5,730,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                     6,030,825
     2,205,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                          2,546,775
     2,065,000 Nextel Partners, Inc. sr. notes 11s,
               2010                                                   2,271,500
     4,285,000 Nextel Partners, Inc. 144A sr. notes
               8 1/8s, 2011                                           4,456,400
     5,180,000 Orbital Imaging Corp. sr. notes
               Ser. D, 11 5/8s, 2005 (In default)
               (NON)                                                  3,211,600
     1,695,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                           1,843,313
       300,625 Qwest Communications International,
               Inc. bank term loan  FRN 6 1/2s,
               2007 (acquired 6/5/03, cost
               $297,619) (RES)                                          308,817
     8,940,000 Qwest Corp. 144A notes 8 7/8s, 2012                   10,146,900
     9,380,000 Qwest Services Corp. 144A notes
               13 1/2s, 2010                                         11,033,225
       750,000 Rural Cellular Corp. sr. sub. notes
               Ser. B, 9 5/8s, 2008                                     697,500
     3,425,000 Telus Corp. notes 8s, 2011 (Canada)                    3,933,342
     2,290,000 TSI Telecommunication Services, Inc.
               company guaranty  Ser. B, 12 3/4s,
               2009                                                   2,504,688
     1,907,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero % (14s,
               4/15/05), 2010 (STP)                                   1,373,040
     4,000,000 US UnWired, Inc. company guaranty
               stepped-coupon  Ser. B, zero %
               (13 3/8s, 11/1/04), 2009 (STP)                         2,640,000
     4,415,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                           4,591,600
     1,710,000 Williams Communications Group, Inc.
               notes zero %, 2010 (In default)
               (NON)                                                         17
       750,000 Williams Communications Group, Inc.
               notes zero %, 2007 (In default)
               (NON)                                                          8
                                                                 --------------
                                                                    117,419,457

Conglomerates (0.7%)
-------------------------------------------------------------------------------
     5,810,000 Tyco International Group SA company
               guaranty 7s, 2028 (Luxembourg)                         5,860,838
     3,705,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                              3,890,250
                                                                 --------------
                                                                      9,751,088

Consumer (1.1%)
-------------------------------------------------------------------------------
     4,275,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                 4,665,094
     3,635,000 Jostens Holding Corp. 144A sr. disc.
               notes stepped-coupon  zero %
               (10 1/4s, 12/1/08), 2013 (STP)                         2,290,050
       400,000 Jostens, Inc. bank term loan FRN
               Ser. B, 3.64s, 2010 (acquired
               7/28/03, cost $400,000) (RES)                            403,280
     1,230,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                          1,408,350
     6,045,000 Samsonite Corp. sr. sub. notes
               10 3/4s, 2008                                          6,271,688
                                                                 --------------
                                                                     15,038,462

Consumer Goods (1.2%)
-------------------------------------------------------------------------------
     2,695,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                     2,951,025
       707,000 French Fragrances, Inc. company
               guaranty Ser. D, 10 3/8s, 2007                           724,675
       530,000 French Fragrances, Inc. sr. notes
               Ser. B, 10 3/8s, 2007                                    548,804
     5,740,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                  5,639,550
     1,900,000 Polaroid Corp. sr. notes 11 1/2s,
               2006 (In default) (NON)                                  399,000
     3,325,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                 3,458,000
     1,515,000 Revlon Consumer Products sr. notes
               9s, 2006                                               1,030,200
     1,400,000 Revlon Consumer Products sr. notes
               8 1/8s, 2006                                             952,000
       200,000 Scotts Co. (The) bank term loan FRN
               3.188s, 2010 (acquired 10/16/03,
               cost $200,000) (RES)                                     202,214
     1,030,000 Scotts Co. (The) 144A 6 5/8s, 2013                     1,040,300
                                                                 --------------
                                                                     16,945,768

Consumer Services (0.4%)
-------------------------------------------------------------------------------
     2,525,000 Brand Services, Inc. company
               guaranty 12s, 2012                                     2,903,750
       300,000 Itron, Inc. bank term loan FRN
               3.41s, 2010 (acquired 11/20/03,
               cost $300,000) (RES)                                     303,000
     2,845,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                  2,773,875
                                                                 --------------
                                                                      5,980,625

Distribution (0.1%)
-------------------------------------------------------------------------------
     2,880,000 Fleming Cos., Inc. company guaranty
               10 1/8s, 2008 (In default) (NON)                         489,600
     2,070,000 Fleming Cos., Inc. sr. notes 9 1/4s,
               2010 (In default) (NON)                                  357,075
                                                                 --------------
                                                                        846,675

Energy (6.9%)
-------------------------------------------------------------------------------
     3,155,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                     3,253,594
     3,400,000 Belden & Blake Corp. company
               guaranty Ser. B, 9 7/8s, 2007                          3,213,000
     2,810,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                           3,020,750
     1,700,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                      1,955,000
       245,000 Chesapeake Energy Corp. company
               guaranty 8 3/8s, 2008                                    268,275
     1,075,000 Chesapeake Energy Corp. company
               guaranty 8 1/8s, 2011                                  1,174,438
     3,805,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                           4,090,375
     3,615,000 Comstock Resources, Inc. company
               guaranty 11 1/4s, 2007                                 3,904,200
     2,905,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                           3,042,988
     2,240,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                  2,374,400
     1,325,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                           1,387,938
     1,370,000 Forest Oil Corp. sr. notes 8s, 2011                    1,472,750
       855,000 Forest Oil Corp. sr. notes 8s, 2008                      919,125
     1,645,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                    1,805,388
     1,350,000 Gazprom OAO 144A notes 9 5/8s, 2013
               (Russia)                                               1,464,750
     1,130,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                           1,135,650
     1,230,000 Leviathan Gas Corp. company guaranty
               Ser. B, 10 3/8s, 2009                                  1,334,550
     2,170,000 Massey Energy Co. 144A sr. notes
               6 5/8s, 2010                                           2,180,850
     3,120,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                           3,416,400
     1,860,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                  1,785,600
     1,540,000 Parker & Parsley Co. sr. notes
               8 1/4s, 2007                                           1,737,053
       200,000 Parker Drilling Co. bank term loan
               FRN 5.42s, 2007 (acquired 10/22/03,
               cost $200,000) (RES)                                     200,875
     2,290,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                  2,381,600
       138,056 Peabody Energy Corp. bank term loan
               FRN Ser. B, 3.638s,  2010 (acquired
               3/20/03, cost $138,056) (RES)                            139,322
       650,000 Pemex Project Funding Master Trust
               company guaranty 8 5/8s, 2022                            718,250
     4,025,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                          4,241,545
     3,860,000 Pioneer Natural Resources Co.
               company guaranty 9 5/8s, 2010                          4,774,720
     1,085,000 Pioneer Natural Resources Co.
               company guaranty 7.2s, 2028                            1,131,738
     1,475,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                    1,637,250
     2,360,000 Plains Exploration & Production Co.
               company guaranty  Ser. B, 8 3/4s,
               2012                                                   2,584,200
     1,855,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                            2,031,225
     1,805,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                   1,994,525
       270,000 Pride International, Inc. sr. notes
               10s, 2009                                                289,575
     1,847,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                     1,902,410
     2,445,000 Seabulk International, Inc. 144A sr.
               notes 9 1/2s, 2013                                     2,548,913
     1,475,000 Seven Seas Petroleum, Inc. sr. notes
               Ser. B, 12 1/2s, 2005 (In default)
               (NON)                                                     19,460
     2,895,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                    3,141,075
     1,435,385 Star Gas Propane 1st Mtge. 8.04s,
               2009                                                   1,442,562
     1,380,000 Swift Energy Co. sr. sub. notes
               10 1/4s, 2009                                          1,493,850
     1,960,000 Swift Energy Co. sr. sub. notes
               9 3/8s, 2012                                           2,136,400
     3,725,000 Trico Marine Services, Inc. company
               guaranty 8 7/8s, 2012                                  2,421,250
       565,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                       584,775
     1,140,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                           1,242,600
       595,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                       621,775
       178,805 Weg Acquisition bank term loan FRN
               5.61s, 2008 (acquired 6/13/03, cost
               $177,017) (RES)                                          180,593
     2,841,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                  3,096,690
     1,910,000 Westport Resources Corp. 144A
               company guaranty 8 1/4s, 2011                          2,081,900
     2,570,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                   2,916,950
     1,160,000 XTO Energy, Inc. sr. notes 6 1/4s,
               2013                                                   1,223,800
                                                                 --------------
                                                                     94,116,902

Entertainment (1.3%)
-------------------------------------------------------------------------------
     2,020,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                     2,211,900
     1,730,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                     1,816,500
     1,785,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2009                                     1,838,550
     2,134,680 Carmike Cinemas, Inc. bank term loan
               FRN Ser. B, 7 3/4s, 2005 (acquired
               various dates from 8/7/00 to 3/6/02,
               cost $1,662,930) (RES)                                 2,146,244
     2,480,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                               2,752,800
     6,695,000 Premier Parks, Inc. sr. notes 10s,
               2007                                                   6,929,325
       100,000 Six Flags, Inc. bank term loan FRN
               Ser. B, 3.37s, 2009 (acquired
               1/15/03, cost $99,875) (RES)                              99,714
       580,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                     569,850
                                                                 --------------
                                                                     18,364,883

Financial (1.7%)
-------------------------------------------------------------------------------
     4,810,000 Advanta Corp. 144A company guaranty
               Ser. B, 8.99s, 2026                                    3,379,025
     1,650,000 Chevy Chase Savings Bank, Inc. sub.
               debs. 9 1/4s, 2005                                     1,652,063
       820,000 Conseco, Inc. 144A notes zero %,
               2006                                                           1
       820,000 Conseco, Inc. 144A notes zero %,
               2009                                                           1
     1,205,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                 1,244,163
     2,475,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                 2,700,844
     8,894,000 Finova Group, Inc. notes 7 1/2s,
               2009                                                   4,936,170
     2,210,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                       2,475,200
     1,660,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                               1,759,600
       274,378 Infinity Inc. bank term loan FRN
               3.64s, 2010 (acquired 7/2/03, cost
               $274,378) (RES)                                          276,093
     1,425,000 Nationwide Credit, Inc. sr. notes
               Ser. A, 10 1/4s, 2008 (In default)
               (NON)                                                         14
     1,910,000 UBS AG/Jersey Branch sr. notes
               Ser. EMTN, 9.14s, 2008 (Jersey)                        1,910,000
     2,310,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                           2,587,200
                                                                 --------------
                                                                     22,920,374

Food (1.6%)
-------------------------------------------------------------------------------
     1,610,668 Archibald Candy Corp. company
               guaranty 10s, 2007 (PIK)                                 644,267
       665,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                     694,925
       970,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                   1,064,575
     2,170,000 Del Monte Corp. 144A sr. sub. notes
               8 5/8s, 2012                                           2,365,300
       462,053 Del Monte Foods Co. bank term loan
               FRN Ser. B, 4.9142s, 2010 (acquired
               12/16/02, cost $459,743) (RES)                           466,674
     3,240,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                           2,754,000
       140,464 Dole Food Co. bank term loan FRN
               3.66s, 2009 (acquired 11/20/03, cost
               $140,464) (RES)                                          141,283
        40,369 Dole Food Co. bank term loan FRN
               Ser. B, 6 1/4s, 2008 (acquired
               3/28/03, cost $40,369) (RES)                              40,605
       955,000 Dole Food Co. sr. notes 8 7/8s, 2011                   1,032,594
       755,000 Dole Food Co. sr. notes 8 5/8s, 2009                     816,344
     3,365,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                   2,389,150
     2,150,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                   1,967,250
       725,000 Parmalat Capital Finance, Ltd.
               company guaranty 6 5/8s,
               2008 (Cayman Islands)                                    659,750
       409,325 Pinnacle Foods Holding Corp. bank
               term loan FRN 3.91s, 2010 (acquired
               11/26/03, cost $409,325) (RES)                           411,372
       115,675 Pinnacle Foods Holding Corp. bank
               term loan FRN 1.17s, 2010  (acquired
               11/26/03, cost $115,675) (RES)                           116,253
     1,375,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                            1,409,375
     2,860,000 Premier International Foods PLC sr.
               notes 12s, 2009  (United Kingdom)                      3,117,400
       770,000 Premium Standard Farms, Inc. sr.
               notes 9 1/4s, 2011                                       777,700
GBP    700,000 RHM Finance, Ltd. bonds
               stepped-coupon Ser. B1, 11 1/2s
               (17 1/4s, 2/28/11), 2011 (Cayman
               Islands) (STP)                                         1,077,455
                                                                 --------------
                                                                     21,946,272

Gaming & Lottery (5.0%)
-------------------------------------------------------------------------------
    $2,475,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                 2,833,875
       440,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                     484,550
     2,870,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                           3,113,950
     1,485,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9 1/4s, 2010                            1,629,788
     3,680,000 Herbst Gaming, Inc. sec. notes
               Ser. B, 10 3/4s, 2008                                  4,112,400
     2,105,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                          2,173,413
     4,010,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                  4,265,638
     1,905,000 Inn of the Mountain Gods 144A sr.
               notes 12s, 2010                                        2,019,300
     1,760,000 Mandalay Resort Group 144A sr. notes
               6 1/2s, 2009                                           1,808,400
       330,000 MGM Mirage, Inc. coll. sr. notes
               6 7/8s, 2008                                             350,625
     5,470,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                           6,222,125
       865,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                             966,638
     1,370,000 Mirage Resorts, Inc. notes 6 3/4s,
               2008                                                   1,448,775
     1,530,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                1,667,700
     2,690,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                2,757,250
     4,550,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                     4,959,500
     1,420,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                         1,494,550
     1,575,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                1,760,063
       435,000 Park Place Entertainment Corp. sr.
               sub. notes 8 1/8s, 2011                                  479,044
     1,755,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                         1,974,375
       510,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                       550,800
       184,538 Pinnacle Entertainment, Inc. bank
               term loan FRN Ser. B, 5.745s,  2008
               (acquired 4/3/03, cost $182,231)
               (RES)                                                    184,884
     1,480,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                1,472,600
     2,315,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                          2,459,688
     2,175,000 Riviera Holdings Corp. company
               guaranty 11s, 2010                                     2,215,781
       645,125 Scientific Gaming Corp. bank term
               loan FRN 5 3/4s, 2008 (acquired
               12/11/02, cost $641,899) (RES)                           646,254
     3,200,000 Station Casinos, Inc. sr. notes
               8 3/8s, 2008                                           3,440,000
     2,005,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                         1,508,763
     6,120,000 Trump Casino Holdings, LLC company
               guaranty 11 5/8s, 2010                                 5,492,700
     3,640,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                     4,213,300
                                                                 --------------
                                                                     68,706,729

Health Care (6.4%)
-------------------------------------------------------------------------------
        73,391 ALARIS Medical Systems, Inc. bank
               term loan FRN 3.87s, 2009 (acquired
               6/30/03, cost $73,391) (RES)                              74,125
       180,373 Alderwoods Group, Inc. bank term
               loan FRN 4.377s, 2008 (acquired
               9/9/03, cost $180,373) (RES)                             182,627
     4,086,500 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                 4,576,880
     2,950,000 Alliance Imaging, Inc. sr. sub.
               notes 10 3/8s, 2011                                    3,060,625
     2,315,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                  2,459,688
     2,470,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                           2,735,525
     4,270,000 Ardent Health Services 144A sr. sub.
               notes 10s, 2013                                        4,568,900
       250,000 Beverly Enterprises, Inc. bank term
               loan FRN 4.418s, 2008 (acquired
               10/20/03, cost $249,375) (RES)                           252,500
     1,845,000 Biovail Corp. sr. sub. notes 7 7/8s,
               2010 (Canada)                                          1,780,425
       297,000 Community Health Systems, Inc. bank
               term loan FRN Ser. B,  3.64s, 2010
               (acquired 7/11/02, cost $297,000)
               (RES)                                                    299,153
       399,000 Concentra bank term loan FRN 4.937s,
               2009 (acquired 8/12/03, cost
               $399,000) (RES)                                          402,491
       745,000 Dade Behring, Inc. company guaranty
               11.91s, 2010                                             854,888
       398,923 DaVita, Inc. bank term loan FRN
               Ser. B, 3.39s, 2009 (acquired
               7/17/03, cost $398,923) (RES)                            400,834
     2,040,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                          2,233,800
     3,090,000 HCA, Inc. debs. 7.19s, 2015                            3,236,324
     2,040,000 HCA, Inc. notes 8.36s, 2024                            2,207,184
       165,000 HCA, Inc. notes 7s, 2007                                 177,504
       930,000 HCA, Inc. sr. notes 7 7/8s, 2011                       1,035,273
       200,000 Hanger Orthopedic Group, Inc. bank
               term loan FRN 3.913s, 2009 (acquired
               9/29/03, cost $200,000) (RES)                            201,500
     1,550,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                         1,755,375
     4,509,000 Healthsouth Corp. notes 7 5/8s, 2012                   4,125,735
     1,050,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                     987,000
       955,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                     876,213
     1,395,000 Healthsouth Corp. sr. notes 7s, 2008                   1,276,425
     1,645,000 IASIS Healthcare Corp. company
               guaranty 13s, 2009                                     1,842,400
       295,000 IASIS Healthcare Corp. company
               guaranty 8 1/2s, 2009                                    302,375
       299,250 Kinetic Concepts, Inc. bank term
               loan FRN 3.89s, 2011
               (acquired 8/5/03, cost $299,938)
               (RES)                                                    301,681
     5,335,000 Magellan Health Services, Inc. sr.
               sub. notes 9s, 2008 (In default)
               (NON)                                                  3,681,150
     1,040,000 Magellan Health Services, Inc. 144A
               sr. notes 9 3/8s, 2007 (In default)
               (NON)                                                  1,149,200
       230,672 Medex, Inc. bank term loan FRN
               Ser. B, 4s, 2009 (acquired
               5/16/03, cost $183,961) (RES)                            231,825
     7,800,000 Mediq, Inc. debs. zero %, 2009 (In
               default) (NON)                                               780
     2,930,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                  3,212,013
    15,935,000 Multicare Companies, Inc. sr. sub.
               notes 9s, 2007 (In default) (NON)                        239,025
     1,455,000 NeighborCare, Inc. 144A sr. sub.
               notes 6 7/8s, 2013                                     1,465,913
     3,040,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                           3,032,400
     3,103,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                         3,568,450
     2,580,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                     2,605,800
     1,150,000 Service Corp. International debs.
               7 7/8s, 2013                                           1,132,750
       290,000 Service Corp. International notes
               7.2s, 2006                                               297,975
        90,000 Service Corp. International notes
               6 7/8s, 2007                                              91,800
       435,000 Service Corp. International notes
               6 1/2s, 2008                                             439,350
     4,230,000 Service Corp. International notes
               6s, 2005                                               4,282,875
     1,045,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                   1,094,638
     3,230,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                          3,633,750
       545,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                     527,288
       105,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                              96,600
     4,460,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                           4,125,500
        25,000 Tenet Healthcare Corp. sr. notes
               5 3/8s, 2006                                              24,063
       773,826 Triad Hospitals, Inc. bank term loan
               FRN Ser. B, 4.12s, 2008 (acquired
               4/23/01, cost $781,565) (RES)                            778,663
     4,330,000 Triad Hospitals, Inc. 144A sr. sub.
               notes 7s, 2013                                         4,319,175
     2,140,000 Universal Hospital Services, Inc.
               144A sr. notes 10 1/8s, 2011                           2,214,900
     2,230,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                              2,497,600
                                                                 --------------
                                                                     86,950,933

Homebuilding (1.8%)
-------------------------------------------------------------------------------
     1,130,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                  1,240,175
       615,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                    676,500
     1,070,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                   1,225,150
     3,745,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                   3,721,594
     2,030,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                         2,385,250
     2,315,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                          2,532,031
       405,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                       403,988
     1,180,000 Meritage Corp. 144A sr. notes
               9 3/4s, 2011                                           1,327,500
     1,575,000 Ryland Group, Inc. sr. notes 9 3/4s,
               2010                                                   1,811,250
     2,055,000 Ryland Group, Inc. sr. sub. notes
               9 1/8s, 2011                                           2,378,663
     1,510,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                          1,727,063
       765,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                   849,150
     1,510,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                      1,611,925
       625,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                   696,875
     2,260,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                  2,474,700
                                                                 --------------
                                                                     25,061,814

Household Furniture and Appliances (0.9%)
-------------------------------------------------------------------------------
    12,997,037 Sealy Mattress Co. 144A sr. notes
               zero %, 2008                                          12,022,260

Lodging/Tourism (2.5%)
-------------------------------------------------------------------------------
     2,175,000 Gaylord Entertainment Co. 144A sr.
               notes 8s, 2013                                         2,251,125
     3,415,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                   3,782,113
       345,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008                            356,213
     1,710,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                               1,870,313
     8,358,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                       8,859,480
     2,890,000 Host Marriott LP 144A sr. notes
               7 1/8s, 2013                                           2,861,100
     3,295,000 ITT Corp. notes 6 3/4s, 2005                           3,459,750
     4,980,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance  Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                         5,453,100
     1,215,000 Meristar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                              1,272,713
     2,800,000 RFS Partnership LP company guaranty
               9 3/4s, 2012                                           3,003,000
     1,270,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                    1,360,488
                                                                 --------------
                                                                     34,529,395

Media (0.1%)
-------------------------------------------------------------------------------
     1,000,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                  1,020,000
       185,000 Vivendi Universal SA bank term loan
               FRN Ser. B, 3.912s, 2008 (acquired
               6/23/03, cost $185,000) (France)
               (RES)                                                    186,156
                                                                 --------------
                                                                      1,206,156

Publishing (4.1%)
-------------------------------------------------------------------------------
        65,741 Affinity Group Holdings bank term
               loan FRN Ser. B1, 5.188s,
               2009 (acquired 5/27/03, cost
               $65,577) (RES)                                            65,782
       164,353 Affinity Group Holdings bank term
               loan FRN Ser. B2, 5.152s,
               2009 (acquired 5/27/03, cost
               $163,942) (RES)                                          164,455
     5,112,000 Affinity Group Holdings sr. notes
               11s, 2007                                              5,239,800
       382,963 Dex Media West, LLC bank term loan
               FRN 3.917s, 2010 (acquired 9/9/03,
               cost $382,963) (RES)                                     386,474
     6,050,000 Dex Media West, LLC 144A sr. notes
               8 1/2s, 2010                                           6,609,625
     2,015,000 Dex Media, Inc. 144A disc. notes
               zero % (9s, 11/15/08), 2013 (STP)                      1,324,863
     2,300,000 Dex Media, Inc. 144A notes 8s, 2013                    2,340,250
     4,491,955 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                  5,210,668
       184,538 Moore Wallace bank term loan FRN
               Ser. B, 3.638s, 2010 (acquired
               3/13/03, cost $184,538) (RES)                            184,999
     3,670,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                           3,798,450
     2,440,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                           2,427,800
     3,465,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                   3,486,656
       800,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero % (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                            700,000
     3,480,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                 4,002,000
       510,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                    572,475
     3,630,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                 4,074,675
       820,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                             968,625
     3,595,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                  3,684,875
     2,930,000 Vertis, Inc. sub. notes 13 1/2s,
               2009                                                   2,739,550
     1,830,000 Vertis, Inc. 144A sec. notes 9 3/4s,
               2009                                                   1,958,100
     1,175,000 Videotron Ltee 144A notes 6 7/8s,
               2014 (Canada)                                          1,207,313
     6,328,236 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                             5,663,772
                                                                 --------------
                                                                     56,811,207

Restaurants (0.7%)
-------------------------------------------------------------------------------
     1,435,000 Domino's, Inc. 144A sr. sub. notes
               8 1/4s, 2011                                           1,512,131
     3,320,000 Sbarro, Inc. company guaranty 11s,
               2009                                                   2,573,000
     1,480,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                   1,783,400
     1,515,000 Yum! Brands, Inc. sr. notes 7.7s,
               2012                                                   1,738,463
     2,085,000 Yum! Brands, Inc. sr. notes 7.65s,
               2008                                                   2,350,838
                                                                 --------------
                                                                      9,957,832

Retail (2.4%)
-------------------------------------------------------------------------------
       123,885 Advance Stores bank term loan FRN
               Ser. C, 3.926s, 2007 (acquired
               3/4/03, cost $123,885) (RES)                             124,581
     1,925,000 Asbury Automotive Group, Inc.
               company guaranty 9s, 2012                              2,026,063
     3,925,000 Autonation, Inc. company guaranty
               9s, 2008                                               4,464,688
     1,340,000 Gap, Inc. (The) notes 6.9s, 2007                       1,479,025
     2,310,000 Hollywood Entertainment Corp. sr.
               sub. notes 9 5/8s, 2011                                2,483,250
     1,680,000 J. Crew Operating Corp. 144A sr.
               sub. notes 10 3/8s, 2007                               1,734,600
     4,895,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                   5,433,450
       690,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                     755,550
       485,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                     511,675
     1,000,000 JC Penney Co., Inc. notes 9s, 2012                     1,190,000
       100,000 JC Penney Co., Inc. notes 8s, 2010                       114,500
       185,000 Rite Aid Corp. bank term loan FRN
               4.12s, 2008 (acquired 5/16/03, cost
               $184,769) (RES)                                          187,467
     2,180,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                           2,452,500
       150,000 Rite Aid Corp. debs. 6 7/8s, 2013                        142,125
       310,000 Rite Aid Corp. notes 7 1/8s, 2007                        314,650
       730,000 Rite Aid Corp. sec. notes 8 1/8s,
               2010                                                     784,750
     1,755,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                   1,886,625
       145,000 Rite Aid Corp. 144A notes 6s, 2005                       144,638
     4,070,000 Saks, Inc. company guaranty 8 1/4s,
               2008                                                   4,609,275
       230,000 TM Group Holdings sr. notes 11s,
               2008 (United Kingdom)                                    243,800
     1,790,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                  1,986,900
                                                                 --------------
                                                                     33,070,112

Technology (2.4%)
-------------------------------------------------------------------------------
       230,094 Amkor Technologies, Inc. bank term
               loan FRN 5.12s, 2006 (acquired
               4/17/03, cost 230,397) (RES)                             232,730
     1,791,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                 2,135,768
     1,425,000 DigitalNet Holdings Inc. 144A sr.
               notes 9s, 2010                                         1,563,938
     4,170,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                           4,534,875
       469,000 Iron Mountain, Inc. company guaranty
               8 1/8s, 2008 (Canada)                                    490,105
       175,000 Iron Mountain, Inc. sr. sub. notes
               8 1/4s, 2011                                             182,438
       310,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                             235,600
     4,185,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                            3,191,063
       190,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                             173,375
     3,025,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                     3,509,000
     3,018,000 SCG Holding & Semiconductor Corp.
               company guaranty 12s, 2009                             3,244,350
     1,570,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                               1,703,450
     1,283,746 Telex Communications Group, Inc. sr.
               sub. notes Ser. A, zero %, 2006                          641,873
     1,900,000 Xerox Capital Trust I company
               guaranty 8s, 2027                                      1,757,500
     1,565,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                   1,521,963
     4,595,000 Xerox Corp. sr. notes 7 5/8s, 2013                     4,732,850
     3,085,000 Xerox Corp. sr. notes 7 1/8s, 2010                     3,177,550
                                                                 --------------
                                                                     33,028,428

Textiles (0.7%)
-------------------------------------------------------------------------------
     2,600,000 Galey & Lord, Inc. company guaranty
               9 1/8s, 2008 (In default) (NON)                           19,500
     3,785,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                          2,734,663
     1,740,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                     1,853,100
     2,770,000 Russell Corp. company guaranty
               9 1/4s, 2010                                           2,880,800
     1,591,000 William Carter Holdings Co. (The)
               company guaranty  Ser. B, 10 7/8s,
               2011                                                   1,807,774
                                                                 --------------
                                                                      9,295,837

Tire & Rubber (0.1%)
-------------------------------------------------------------------------------
       890,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                       756,500

Tobacco (0.2%)
-------------------------------------------------------------------------------
     3,445,000 North Atlantic Trading Co. company
               guaranty Ser. B, 11s, 2004                             3,272,750

Transportation (1.9%)
-------------------------------------------------------------------------------
     1,760,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                          1,689,600
     2,045,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1, 6.817s,
               2011                                                   1,830,275
       305,000 American Airlines, Inc. pass-through
               certificates Ser. 99-1, 7.024s,
               2009                                                     311,100
       111,840 Aran Shipping & Trading SA notes
               8.3s, 2004 (Greece) (In default)
               (NON)                                                     55,920
     4,375,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                          3,937,500
     1,430,000 Continental Airlines, Inc.
               pass-through certificates Ser. D,
               7.568s, 2006                                           1,201,200
     1,720,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1, 7.779s,
               2005                                                   1,562,196
     1,060,188 Delta Air Lines, Inc. pass-through
               certificates Ser. 02-1, 7.779s,
               2012                                                     938,266
     2,620,000 Evergreen International Aviation,
               Inc. 144A sec. notes 12s, 2010                         2,096,000
     3,170,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                          3,554,363
       700,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                            728,000
     1,380,000 Navistar International Corp. company
               guaranty Ser. B, 9 3/8s, 2006                          1,493,850
     1,200,000 Navistar International Corp. sr.
               notes Ser. B, 8s, 2008                                 1,224,000
       470,000 Northwest Airlines, Inc. company
               guaranty 8.52s, 2004                                     472,350
     2,640,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                  2,494,800
       281,853 Pacer International, Inc. bank term
               loan FRN 3.958s, 2010 (acquired
               6/10/03, cost $283,225) (RES)                            283,615
       900,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                         1,035,000
       233,000 United AirLines, Inc. debs. 9 1/8s,
               2012 (In default) (NON)                                   30,290
     2,400,452 US Air, Inc. pass-through
               certificates Ser. 93-A3,
               10 3/8s, 2013 (In default) (NON)                         720,136
                                                                 --------------
                                                                     25,658,461

Utilities and Power (8.5%)
-------------------------------------------------------------------------------
     2,960,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                   3,226,400
     3,055,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                           3,307,038
     3,625,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                           3,407,500
     1,300,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                    1,345,500
       870,000 Allegheny Energy, Inc. notes 7 3/4s,
               2005                                                     876,525
     1,605,000 Avon Energy Partners Holdings 144A
               notes 7.05s, 2007  (United Kingdom)                    1,492,650
       145,000 Avon Energy Partners Holdings 144A
               notes 6.46s, 2008  (United Kingdom)                      130,555
     7,150,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s,  2008
               (Canada)                                               5,273,125
       540,000 Calpine Corp. sr. notes 8 3/4s, 2007                     429,300
       300,000 Calpine Corp. sr. notes 8 5/8s, 2010                     218,250
     3,093,000 Calpine Corp. sr. notes 7 7/8s, 2008                   2,257,890
     3,845,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                           3,566,238
     1,045,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                     1,115,261
       905,000 CenterPoint Energy Resources Corp.
               144A notes 7 7/8s, 2013                                1,024,760
       610,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                    619,150
     5,430,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                   5,742,225
     1,000,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                   1,042,500
       740,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                             756,650
     1,200,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                           1,038,000
     7,055,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                    7,778,138
       775,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A,  7.27s, 2010                            767,250
       800,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B,  7.67s, 2016                            728,000
     1,230,000 Edison Mission Energy sr. notes 10s,
               2008                                                   1,242,300
     1,470,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                           1,484,700
     1,300,000 Edison Mission Energy sr. notes
               7.73s, 2009                                            1,209,000
     2,695,000 El Paso Corp. sr. notes 7 3/8s, 2012                   2,290,750
     2,100,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                           1,648,500
       765,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                             753,525
       715,000 El Paso Natural Gas Co. sr. notes
               Ser. A, 7 5/8s, 2010                                     709,638
     3,530,000 El Paso Production Holding Co. 144A
               sr. notes 7 3/4s, 2013                                 3,371,150
       175,000 Gemstone Investor, Ltd. 144A company
               guaranty 7.71s, 2004                                     175,219
       870,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                     901,529
     2,585,000 Midwest Generation LLC pass-through
               certificates Ser. A, 8.3s, 2009                        2,636,700
     1,535,000 Mirant Americas Generation, Inc. sr.
               notes 8.3s, 2011 (In default) (NON)                    1,289,400
     2,030,000 Mirant Americas Generation, Inc. sr.
               notes 7 5/8s, 2006 (In default)
               (NON)                                                  1,715,350
     1,040,000 Mirant Americas Generation, Inc. sr.
               notes 7.2s, 2008 (In default) (NON)                      878,800
     1,145,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    1,047,675
     2,655,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                   2,900,588
           189 Northeast Utilities notes Ser. A,
               8.58s, 2006                                                  206
     1,260,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                  1,395,450
     1,350,000 Northwestern Corp. notes 7 7/8s,
               2007 (In default) (NON)                                1,215,000
     2,285,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                              2,662,025
     1,700,000 Pacific Gas & Electric Co. 144A sr.
               notes 10 3/8s, 2005 (In default)
               (NON)                                                  1,725,500
     3,395,000 PG&E Corp. 144A sec. notes 6 7/8s,
               2008                                                   3,615,675
       590,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                         601,800
     2,290,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                           2,361,563
     1,855,000 SEMCO Energy, Inc. 144A sr. notes
               7 3/4s, 2013                                           1,929,200
     3,970,000 Southern California Edison Co. 1st
               mtge. 8s, 2007                                         4,500,988
       445,000 Southern California Edison Co. notes
               6 3/8s, 2006                                             466,138
     1,175,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                   1,367,406
       680,000 Teco Energy, Inc. notes 7.2s, 2011                       704,650
     1,840,000 Teco Energy, Inc. notes 7s, 2012                       1,883,700
     1,465,000 Teco Energy, Inc. sr. notes 7 1/2s,
               2010                                                   1,554,731
       305,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                     280,600
     4,065,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s,  2011
               (Canada)                                               3,810,938
     2,490,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                           2,851,822
       580,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                             610,450
     2,075,000 Williams Cos., Inc. (The) notes
               6 1/2s, 2006                                           2,137,250
     2,745,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                           3,036,656
     1,430,000 Williams Holdings Of Delaware notes
               6 1/2s, 2008                                           1,451,450
       184,538 Williams Products bank term loan FRN
               4.9s, 2007 (acquired 6/4/03, cost
               $184,538) (RES)                                          186,614
     7,879,287 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                  5,515,501
                                                                 --------------
                                                                    116,263,042
                                                                 --------------
               Total Corporate bonds and notes
               (cost $1,242,782,444)                             $1,198,737,455

Common stocks (1.8%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     4,279,000 AMRESCO Creditor Trust (acquired
               various dates from  5/5/99 to
               6/9/00, cost $920,891) (NON) (RES) (R)                  $119,812
           644 Arch Wireless, Inc. Class A (NON)                         11,251
         8,333 Archibald Candy Corp. (NON)                               23,749
     1,036,363 Capstar Broadcasting 144A (NON)                        1,699,635
         2,531 Crown Castle International Corp.
               (NON)                                                     31,410
       386,788 DigitalGlobe, Inc. 144A (NON)                            386,788
        74,307 Globix Corp. (NON)                                       349,243
        65,143 Jasper Energy 144A (NON) (AFF)                             4,071
           603 Leucadia National Corp.                                   25,628
         1,423 Leucadia National Corp. (Rights)
               (NON)                                                         14
        78,222 Lodgian, Inc. (NON)                                      488,105
        11,200 Mediq, Inc. (NON)                                          1,120
         4,865 Metrocall Holdings, Inc. (NON)                           240,818
        15,710 Microcell Telecommunications, Inc.
               Class B (Canada) (NON)                                   223,600
       356,733 Pioneer Cos., Inc. (NON)                               1,872,848
         7,072 PSF Group Holdings, Inc. 144A Class
               A (NON) (AFF)                                         11,668,569
           798 Quorum Broadcast Holdings, Inc.
               Class E (acquired 5/15/03, cost
               $796,385) (RES) (NON)                                     42,785
       214,638 Regal Entertainment Group (acquired
               5/9/02, cost $1,745,345) (RES) (NON)                   4,025,750
     6,180,549 VFB LLC (acquired 10/13/00, cost
               $5,344,288) (RES) (NON)                                1,174,304
        17,000 Wayland Investment Fund II (acquired
               2/2/01, cost $1,700,000) (RES) (NON)                   2,040,000
        13,327 York Research Corp. 144A (NON) (AFF)                         833
                                                                 --------------
               Total Common stocks
               (cost $46,522,405)                                   $24,430,333

Asset-backed securities (1.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,805,000 CDO Repackaging Trust Series 144A
               Ser. 03-3, Class A,  9.49s, 2008                      $1,814,025
       785,000 Denali Capital CLO III Ltd. FRN
               Ser. B-2L, 9.11s, 2015 (Cayman
               Islands)                                                 766,847
     1,115,000 Dryden Leveraged Loan CDO 144A FRN
               Ser. 03-4A,  Class D, 9.89s, 2015                      1,115,000
    10,000,000 Federal National Mortgage Assn.
               notes 1.4s, 2004                                      10,000,000
     1,825,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A,  Class 5A,
               9.87s, 2015 (Cayman Islands)                           1,825,000
       725,000 Octagon Investment Parties VI, Ltd.
               FRN Ser. 03-6A, Class B2L, 9.46s,
               2016                                                     719,468
     1,305,000 Verdi Synthetic CLO 144A Ser. 1A,
               Class E2, 11.15s, 2010                                 1,305,000
                                                                 --------------
               Total Asset-backed securities
               (cost $17,527,053)                                   $17,545,340

Foreign government bonds and notes (0.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
     2,443,000 Bulgaria (Republic of) 144A bonds
               8 1/4s, 2015                                           2,835,102
       910,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                            929,565
       670,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                   719,580
       750,000 Colombia (Republic of) notes
               10 3/4s, 2013                                            828,750
     2,580,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 7s (8s,
               8/15/04), 2030 (STP)                                   1,799,550
     1,335,000 Russia (Federation of) unsub.
               stepped-coupon 5s (7 1/2s,
               3/31/07), 2030 (STP)                                   1,263,578
     2,830,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                   3,120,075
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $9,763,933)                              $11,496,200

Convertible bonds and notes (0.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $465,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                            $447,563
     2,090,000 Amkor Technologies, Inc. cv. notes
               5 3/4s, 2006                                           2,116,125
       900,000 CenterPoint Energy, Inc. 144A cv.
               sr. notes 3 3/4s, 2023                                   955,125
    13,680,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes stepped-coupon zero %
               (13s, 8/15/04) 2009 (Denmark) (In
               default) (NON) (STP)                                      13,680
     1,040,000 Kulicke & Soffa Industries, Inc. cv.
               sub. notes 4 3/4s, 2006                                1,063,400
        76,000 Millicom International Cellular SA
               144A cv. bonds zero %,
               2006 (Luxembourg) (PIK)                                  425,600
     2,970,000 Nextel Communications, Inc. cv. sr.
               notes 6s, 2011                                         3,474,900
       150,000 Tower Automotive, Inc. cv. sub.
               notes 5s, 2004                                           147,750
                                                                 --------------
               Total Convertible bonds and notes
               (cost $18,709,038)                                    $8,644,143

Units (0.5%) (a)
Number of units                                                           Value
-------------------------------------------------------------------------------
     4,510,000 HMP Equity Holdings Corp. units zero %,
               2008                                                  $2,390,300
        10,926 XCL Equity Units zero % (AFF)                          4,849,502
                                                                 --------------
               Total Units (cost $19,615,400)                        $7,239,802

Convertible preferred stocks (0.3%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
           589 Paxson Communications Corp. 144A
               9.75% cv. pfd. (PIK)                                  $4,770,900
        60,914 Telex Communications, Inc. zero %
               cv. pfd. (In default) (NON)                               60,914
                                                                 --------------
               Total Convertible preferred stocks
               (cost $5,909,236)                                     $4,831,814

Preferred stocks (0.2%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       158,301 Avecia Group PLC $4.00 pfd.
               (acquired various dates from
               6/24/99 to 7/21/03, cost $3,614,967)
               (United Kingdom) (RES) (PIK)                          $2,057,913
        16,651 Decrane Aircraft Holdings, Inc.
               $16.00 pfd. (PIK)                                        131,541
       232,990 Diva Systems Corp. Ser. C, 6.00%
               cum. pfd.                                                  2,330
       538,000 Diva Systems Corp. 144A Ser. D, zero %
               pfd.                                                       5,380
            28 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                                29,680
           527 Leiner Health Products Ser. C, zero %
               pfd.                                                           1
         4,516 Lodgian, Inc. Ser. A, $7.06 cum.
               pfd. (PIK)                                                92,578
           587 Metrocall Holdings, Inc. Ser. A,
               15.00% cum. pfd.                                           6,721
        38,273 North Atlantic Trading Co. 12.00%
               pfd. (PIK)                                               650,641
                                                                 --------------
               Total Preferred stocks
               (cost $16,128,381)                                    $2,976,785

Brady bonds (0.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,175,000 Peru (Republic of) bonds Ser. PDI,
               5s, 2017                                              $1,081,000
       660,000 Peru (Republic of) coll. FLIRB
               4 1/2s, 2017 (acquired 5/14/02
               and 8/23/02, cost $440,738) (RES)                        574,200
     1,300,000 Peru (Republic of) coll. FLIRB Ser.
               20YR, 4 1/2s, 2017                                     1,131,000
                                                                 --------------
               Total Brady bonds (cost $2,332,583)                   $2,786,200

Warrants (--%)                                       Expiration
Number of warrants                                      date              Value
-------------------------------------------------------------------------------
         7,160 Insilco Holding Co.                    8/15/08                $1
           664 MDP Acquisitions PLC 144A (Ireland)    10/1/13            33,200
         2,700 Travel Centers of America, Inc. 144A    5/1/09            27,000
       835,000 United Mexican States Ser. B
               (Mexico)                               6/30/04             7,515
       835,000 United Mexican States Ser. C
               (Mexico)                               6/30/05             2,088
       835,000 United Mexican States Ser. D
               (Mexico)                               6/30/06             1,253
       835,000 United Mexican States Ser. E
               (Mexico)                               6/30/07               501
       125,000 ZSC Specialty Chemicals PLC 144A
               (United Kingdom)                       6/30/11            62,500
       125,000 ZSC Specialty Chemicals PLC
               (Preferred) 144A (United Kingdom)      6/30/11            93,750
                                                                 --------------
               Total Warrants (cost $297,132)                          $227,808

Short-term investments (3.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $5,000,000 Federal National Mortgage Assn.
               1.34s, September 17, 2004                             $4,945,840
     8,000,000 Park Granada, LLC 1.1s, December 15,
               2003                                                   7,996,578
        18,651 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.00% to 1.10% and due dates ranging
               from December 1, 2003 to January 16,
               2004 (d)                                                  18,645
    40,300,574 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.01% to 1.11%
               and due dates ranging from December
               1, 2003 to January 23, 2004 (d)                       40,300,574
                                                                 --------------
               Total Short-term investments
               (cost $53,261,637)                                   $53,261,637

-------------------------------------------------------------------------------
               Total Investments
               (cost $1,432,849,242)                             $1,332,177,517
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,369,428,217.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2003 was $41,231,125 or 3.0% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at November 30, 2003.


Forward currency contracts to buy at November 30, 2003

                   Market        Aggregate        Delivery        Unrealized
                   value         face value       date            appreciation
-------------------------------------------------------------------------------
Canadian Dollar    $254,239      $253,586         3/17/04         $653
-------------------------------------------------------------------------------


Forward currency contracts to sell at November 30, 2003
(aggregate face value $9,892,976)

                   Market        Aggregate        Delivery        Unrealized
                   value         face value       date            depreciation
-------------------------------------------------------------------------------
British Pound      $964,489      $952,811         3/17/04          $(11,678)
Euro              9,746,019     8,940,165        12/17/03          (805,854)
-------------------------------------------------------------------------------
                                                                  $(817,532)
-------------------------------------------------------------------------------
Interest rate swap contracts outstanding at November 30, 2003

                                 Notional         Termination      Unrealized
                                 amount           date             appreciation
-------------------------------------------------------------------------------
Agreement with Merrill
Lynch Capital Services,
Inc. dated October 27,
2000 to receive
semi-annually the
notional amount
multiplied by 6.74% and
pay quarterly the
notional amount
multiplied by the three
month USD-LIBOR.                 $34,900,000      10/31/05         $2,919,697
-------------------------------------------------------------------------------

Total return swap contracts outstanding at November 30, 2003

                                 Notional         Termination      Unrealized
                                 amount           date             appreciation
-------------------------------------------------------------------------------
Agreement with Lehman
Brothers Special
Financing, Inc. dated
June 16, 2003 to receive
(pay) quarterly the
notional amount
multiplied by the return
of the Lehman U.S. High
Yield Index and pay
quarterly the notional
amount multiplied by the
three month USD-LIBOR
adjusted by a specified
spread.                       $10,004,299            6/1/05          $633,014

Agreement with Lehman
Brothers Special
Financing, Inc. dated
June 27, 2003 to receive
(pay) quarterly the
notional amount
multiplied by the return
of the Lehman U.S. High
Yield Index and pay
quarterly the notional
amount multiplied by the
three month USD-LIBOR
adjusted by a specified
spread.                       12,331,936            7/1/04           415,399

Agreement with Lehman
Brothers Special
Financing, Inc. dated
September 30, 2003 to
receive(pay)
semi-annually the
notional amount
multiplied by the total
rate of return of the
Lehman U.S. High Yield
Index and pay
semi-annually the
notional amount
multiplied by the six
month USD-LIBOR
adjusted by a specified
spread.                        5,000,193           10/1/04           165,906
-------------------------------------------------------------------------------
                                                                  $1,214,319
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $17,967 of
securities on loan (identified cost $1,432,849,242) (Note 1)   $1,332,177,517
-------------------------------------------------------------------------------
Cash                                                                3,563,242
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          28,316,871
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,065,479
-------------------------------------------------------------------------------
Receivable for securities sold                                     34,038,157
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         4,134,016
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                   653
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)              58,759
-------------------------------------------------------------------------------
Total assets                                                    1,404,354,694

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 1)                                      253,692
-------------------------------------------------------------------------------
Payable for securities purchased                                   11,471,538
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         18,160,770
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,361,700
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            282,698
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                159,311
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,564
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                693,839
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                  817,532
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                576,619
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                     18,645
-------------------------------------------------------------------------------
Other accrued expenses                                                128,569
-------------------------------------------------------------------------------
Total liabilities                                                  34,926,477
-------------------------------------------------------------------------------
Net assets                                                     $1,369,428,217

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $2,676,243,534
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)         (11,334,049)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (1,198,127,399)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                 (97,353,869)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,369,428,217

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($507,139,625 divided by 86,274,834 shares)                             $5.88
-------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $5.88)*                  $6.17
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($199,989,716 divided by 34,430,224 shares)**                           $5.81
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($638,046,117 divided by 108,270,233 shares)                            $5.89
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $5.89)*                  $6.09
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($24,252,759 divided by 4,062,509 shares)                 $5.97
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On Sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended November 30, 2003

Investment income:
-------------------------------------------------------------------------------
Interest                                                         $129,879,389
-------------------------------------------------------------------------------
Dividends                                                           8,176,318
-------------------------------------------------------------------------------
Securities lending                                                     18,168
-------------------------------------------------------------------------------
Total investment income                                           138,073,875

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    8,855,797
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,561,974
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             45,246
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       22,621
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,275,552
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,406,105
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               3,288,133
-------------------------------------------------------------------------------
Other                                                                 738,634
-------------------------------------------------------------------------------
Total expenses                                                     18,194,062
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (23,664)
-------------------------------------------------------------------------------
Net expenses                                                       18,170,398
-------------------------------------------------------------------------------
Net investment income                                             119,903,477
-------------------------------------------------------------------------------
Net realized loss on investments (including net realized
loss of $4,356,214 on sales of investments in affiliated
issuers) (Notes 1, 3 and 5)                                       (97,163,581)
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          532,695
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                         1,124
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)          (442,246)
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                   (824,376)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and swap contracts during the year                      287,033,613
-------------------------------------------------------------------------------
Net gain on investments                                           189,137,229
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $309,040,706
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended November 30
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $119,903,477     $144,208,571
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                            (97,072,008)    (300,385,610)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       286,209,237      133,706,285
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        309,040,706      (22,470,754)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
  From net investment income
    Class A                                      (46,294,044)     (53,227,954)
-------------------------------------------------------------------------------
    Class B                                      (20,604,626)     (31,292,702)
-------------------------------------------------------------------------------
    Class M                                      (58,221,075)     (62,513,216)
-------------------------------------------------------------------------------
    Class Y                                       (1,913,562)      (1,731,707)
-------------------------------------------------------------------------------
  From return of capital
    Class A                                               --       (3,038,726)
-------------------------------------------------------------------------------
    Class B                                               --       (1,786,466)
-------------------------------------------------------------------------------
    Class M                                               --       (3,568,811)
-------------------------------------------------------------------------------
    Class Y                                               --          (98,861)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (83,475,786)    (192,714,951)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           98,531,613     (372,444,148)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,270,896,604    1,643,340,752
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of
$11,334,049 and $16,120,064, respectively)    $1,369,428,217   $1,270,896,604
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------
Per-share                                                      Year ended November 30
operating performance                     2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $5.17           $5.84           $6.30           $7.72           $8.35
---------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .48             .56             .68             .81             .80
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .73            (.62)           (.40)          (1.41)           (.57)
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                     1.21            (.06)            .28            (.60)            .23
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                         (.50)           (.58)           (.71)           (.82)           (.83)
---------------------------------------------------------------------------------------------------------------
From return of capital                      --            (.03)           (.03)             --            (.03)
---------------------------------------------------------------------------------------------------------------
Total distributions                       (.50)           (.61)           (.74)           (.82)           (.86)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $5.88           $5.17           $5.84           $6.30           $7.72
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   24.65           (0.93)           4.46           (8.69)           2.89
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $507,140        $462,586        $561,101        $625,449        $956,094
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.03            1.03            1.00             .95             .95
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 8.61           10.35           11.01           10.96            9.99
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   78.78           60.35           81.23           68.37           49.29
---------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------
Per-share                                                      Year ended November 30
operating performance                     2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $5.12           $5.79           $6.27           $7.68           $8.32
---------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .43             .52             .63             .75             .74
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .72            (.62)           (.42)          (1.39)           (.58)
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                     1.15            (.10)            .21            (.64)            .16
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                         (.46)           (.54)           (.66)           (.77)           (.77)
---------------------------------------------------------------------------------------------------------------
From return of capital                      --            (.03)           (.03)             --            (.03)
---------------------------------------------------------------------------------------------------------------
Total distributions                       (.46)           (.57)           (.69)           (.77)           (.80)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $5.81           $5.12           $5.79           $6.27           $7.68
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   23.56           (1.71)           3.35           (9.29)           1.98
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $199,990        $258,113        $372,989        $482,280        $791,036
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.78            1.78            1.75            1.70            1.70
---------------------------------------------------------------------------------------------------------------
Ratio of net investment inco
to average net assets (%)                 7.94            9.58           10.27           10.20            9.24
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   78.78           60.35           81.23           68.37           49.29
---------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------
Per-share                                                       Year ended November 30
operating performance                     2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $5.18           $5.85           $6.29           $7.71           $8.34
---------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .47             .55             .67             .79             .79
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .73            (.62)           (.38)          (1.40)           (.57)
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                     1.20            (.07)            .29            (.61)            .22
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                         (.49)           (.57)           (.70)           (.81)           (.82)
---------------------------------------------------------------------------------------------------------------
From return of capital                      --            (.03)           (.03)             --            (.03)
---------------------------------------------------------------------------------------------------------------
Total distributions                       (.49)           (.60)           (.73)           (.81)           (.85)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $5.89           $5.18           $5.85           $6.29           $7.71
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   24.32           (1.15)           4.59           (8.92)           2.66
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $638,046        $534,636        $693,973        $534,387        $826,257
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.28            1.28            1.25            1.20            1.20
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 8.34           10.10           10.75           10.71            9.72
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   78.78           60.35           81.23           68.37           49.29
---------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------
                                                                                                     For the period
                                                                                                      Dec. 31, 1998+
Per-share                                                 Year ended November 30                       to Nov. 30
operating performance                     2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $5.23           $5.88           $6.32           $7.72           $8.19
---------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .50             .59             .68             .84             .74
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .76            (.62)           (.37)          (1.40)           (.41)
---------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     1.26            (.03)            .31            (.56)            .33
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
From net
investment income                         (.52)           (.59)           (.72)           (.84)           (.77)
---------------------------------------------------------------------------------------------------------------------
From return of capital                      --            (.03)           (.03)             --            (.03)
---------------------------------------------------------------------------------------------------------------------
Total distributions                       (.52)           (.62)           (.75)           (.84)           (.80)
---------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $5.97           $5.23           $5.88           $6.32           $7.72
---------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   25.21           (0.36)           4.97           (8.20)           4.15*
---------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $24,253         $15,562         $15,278          $7,122          $9,090
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  .78             .78             .75             .70             .64*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 8.83           10.60           11.33           11.30            9.54*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   78.78           60.35           81.23           68.37           49.29
---------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
November 30, 2003


Note 1
Significant accounting policies

Putnam High Yield Advantage Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of high-yielding, lower-rated corporate bonds. These securities may have a higher rate of default due to the nature of the investments. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments, and trust companies.

Effective December 1, 2003, a redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/ discounts are amortized /accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The fund's portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

I) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2003, the value of securities loaned amounted to $17,967. The fund received cash collateral of $18,645, which is pooled with collateral of other Putnam funds into 32 issuers of high grade short-term investments.

J) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2003, the fund had a capital loss carryover of $1,195,969,270 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
----------------------------------
  $299,611,582   November 30, 2007
   217,396,296   November 30, 2008
   265,227,969   November 30, 2009
   309,407,794   November 30, 2010
   104,325,629   November 30, 2011

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts, interest on payment-in-kind securities, and income on swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2003, the fund reclassified $11,915,845 to decrease distributions in excess of net investment income and $41,091,661 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $29,175,816.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $78,442,894
Unrealized depreciation           (189,473,914)
                                  ------------
Net unrealized depreciation       (111,031,020)
Undistributed ordinary income          236,388
Capital loss carryforward       (1,195,969,270)
Cost for federal income
tax purposes                    $1,443,208,537


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2003, the fund's expenses were reduced by $23,664 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,015 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at annual rates up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended November 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $34,544 and $297 from the sale of class A and class M shares, respectively and $182,517 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2003, Putnam Retail Management, acting as underwriter, received $727 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended November 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,058,832,529 and $1,215,591,147, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                    Year ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         28,188,329      $157,328,392
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     5,513,070        30,232,108
----------------------------------------------------------------
                                    33,701,399       187,560,500

Shares repurchased                 (36,917,620)     (207,771,318)
----------------------------------------------------------------
Net decrease                        (3,216,221)     $(20,210,818)
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         16,950,525       $91,521,096
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     6,659,050        36,085,304
----------------------------------------------------------------
                                    23,609,575       127,606,400

Shares repurchased                 (30,242,801)     (164,742,461)
----------------------------------------------------------------
Net decrease                        (6,633,226)     $(37,136,061)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,626,969        $8,822,699
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,165,044        11,693,609
----------------------------------------------------------------
                                     3,792,013        20,516,308

Shares repurchased                 (19,796,484)     (109,110,360)
----------------------------------------------------------------
Net decrease                       (16,004,471)     $(88,594,052)
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,330,456       $13,003,095
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,145,330        16,686,072
----------------------------------------------------------------
                                     5,475,786        29,689,167

Shares repurchased                 (19,433,779)     (104,521,662)
----------------------------------------------------------------
Net decrease                       (13,957,993)     $(74,832,495)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         56,328,086      $310,148,376
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       182,088           999,029
----------------------------------------------------------------
                                    56,510,174       311,147,405

Shares repurchased                 (51,535,585)     (291,712,357)
----------------------------------------------------------------
Net increase                         4,974,589       $19,435,048
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         22,647,781      $119,525,107
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       261,861         1,425,379
----------------------------------------------------------------
                                    22,909,642       120,950,486

Shares repurchased                 (38,248,542)     (203,987,244)
----------------------------------------------------------------
Net decrease                       (15,338,900)     $(83,036,758)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,340,522       $12,994,936
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       340,829         1,913,562
----------------------------------------------------------------
                                     2,681,351        14,908,498

Shares repurchased                  (1,593,438)       (9,014,462)
----------------------------------------------------------------
Net increase                         1,087,913        $5,894,036
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,235,425        $6,900,480
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       333,612         1,830,568
----------------------------------------------------------------
                                     1,569,037         8,731,048

Shares repurchased                  (1,190,896)       (6,440,685)
----------------------------------------------------------------
Net increase                           378,141        $2,290,363
----------------------------------------------------------------




Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

Name of                               Purchase             Sales          Dividend            Market
affiliate                                 cost              cost            income             value
----------------------------------------------------------------------------------------------------
Jasper Energy 144A Class A                  --                --                --            $4,071
PSF Holdings, Inc. 144A Class               --                --                --        11,668,569
Safety Components, Intl., Inc               --         4,338,786                --                --
XCL Equity Units.                   17,289,640                --                --         4,849,502
York Research Corp. 144A                    --                --                --               833
----------------------------------------------------------------------------------------------------
Totals                             $17,289,640        $4,338,786               $--       $16,522,975
----------------------------------------------------------------------------------------------------

Market values are shown for these securities affiliated at period end.


Note 6
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

-----------------------------------------------------------------------------

Federal tax information
(Unaudited)

The fund has designated 4.90% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended November 30, 2003, the fund hereby designates 3.97% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



About the Trustees


Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.


Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.


John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.


Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.


Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.


Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.


John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.


Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.


W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.


W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.


A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2003, there were 101 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer
and Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.



Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN032-203426  060/327/702  1/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam High Yield Advantage Fund
Supplement to Annual Report dated 11/30/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, and M shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 11/30/03

                                                                        NAV

1 year                                                                25.21%
5 years                                                               23.95
Annual average                                                         4.39
10 years                                                              63.41
Annual average                                                         5.03
Life of fund (since class A inception, 3/25/86)
Annual average                                                         7.77

Share value:                                                            NAV

11/30/02                                                              $5.23
11/30/03                                                              $5.97

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains        Total
                     12         $0.516            --               $0.516

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 23, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: January 23, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: January 23, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 23, 2004